The RBB Fund, Inc.

Robeco Investment Funds

Robeco Boston Partners Global Long/Short Fund

(“Global Long/Short Fund”)

Robeco Boston Partners Long/Short Research Fund

(“Long/Short Research Fund”)

Institutional Class

Investor Class

 (INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated February 18, 2014

to the Statement of Additional Information (“SAI”) dated December 31, 2013

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective February 18, 2014, the following paragraph is inserted as a separate paragraph on page 2 of the SAI under the section titled “INVESTMENT INSTRUMENTS AND POLICIES,” immediately following the paragraph on “Borrowing” and immediately preceding the paragraphs on “Convertible Securities and Preferred Stocks”:

Contracts for Differences.  The Global Long/Short Fund and Long/Short Research Fund (for this section only, each a “Fund”) may enter into Contracts for Differences (“CFDs”).  CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate.  With a long CFD, a Fund is looking to profit from increases in the market price of a particular asset.  With a short CFD a Fund is seeking to profit from falls in the market price of the asset.  CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract.  It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price.  CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level.  The seller may require a Fund to deposit additional sums to cover this, and this may be at short notice.  If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable.  The potential for margin calls and large losses are much greater in CFDs than in other leveraged products.  Most CFDs are traded over-the-counter.  CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.

Please retain this Supplement for future reference.